LONG-TERM INVESTMENTS, NET - Changes in the long term investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
LONG-TERM INVESTMENTS, NET
Investments in equity method investees	¥ 436,344		¥ 370,985	¥ 430,292	¥ 689,929
Investments accounted for at fair value	660,112		1,063,689
Equity investments without readily determinable fair value using the NAV practical expedient	86,240		91,005
Equity investments without readily determinable fair value using the measurement alternative	43,746		61,640
Long-term time deposits	15,352,785		11,064,516
Held-to-maturity debt investments	1,729,602		147,529
Available-for-sale debt investments	5,262,159		5,126,289
Total long-term investments	¥ 23,570,988	$ 3,319,904	¥ 17,925,653